EQUITRUST LIFE INSURANCE COMPANY

EquiTrust Life Variable Account

Supplement Dated February 22, 2022

to the Prospectuses for

Variable Life Insurance Policy

[Dated May 1, 2009]

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding the Asset Allocation Program under your Variable Life Insurance Policy. In particular, as of January 1, 2022, FBL Wealth Management, LLC replaced EquiTrust Investment Management Services, Inc. as investment adviser for the Asset Allocation Program. Please read this Supplement carefully and retain it for future reference with your Prospectus.

This supplement amends the following disclosures in your prospectus.

1.              In the section entitled “Asset Allocation Program,” all references to “EquiTrust Investment Management Services, Inc. (“ETIMS”)” are removed and replaced with a reference to “FBL Wealth Management, LLC. (“FWM”).” Consequently, all references to “ETIMS” in this section are removed and replaced with a reference to “FWM.”

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If you have any questions about your Policy or how this change affects you, please do not hesitate to contact our Home Office toll free at 1-877-249-3689.